UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 9, 2007

CERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota 55425
(Address of principal executive offices)     (Zip code)

Registrant’s telephone number, including area code: (952) 853-8100

     No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

     Reference is hereby made to the Registration Statement on Form 8-A filed by Ceridian Corporation (the “Company”) with the Securities and Exchange Commission on November 6, 2001, relating to the Rights Agreement by and between the Company and The Bank of New York as Rights Agent (the “Rights Agent”), dated as of November 6, 2001 and to the amendment to such Registration Statement filed by the Company with the Securities and Exchange Commission on July 9, 2007. Such Registration Statement on Form 8-A and the amendment thereto are hereby incorporated by reference herein.

     On May 30, 2007, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Foundation Holdings, Inc. and Foundation Merger Sub, Inc. On July 9, 2007, in connection with the Company’s execution of the Merger Agreement, the Company and the Rights Agent executed an amendment to the Rights Agreement (the “Amendment”), effective as of the date of the Merger Agreement. The Amendment provides that, among other things, no person shall be deemed to be an Acquiring Person under the Rights Agreement solely by virtue of the execution, delivery or performance of the Merger Agreement or the transactions contemplated thereby. In addition, the Amendment provides that if the Expiration Date under the Rights Agreement shall not have previously occurred, it shall occur immediately prior to the Effective Time (as defined in the Merger Agreement) and the Rights shall expire and not be exercisable from and after such time.

     The foregoing description is qualified in its entirety by reference to the Rights Agreement and the Amendment, which are filed as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1	Rights Agreement, dated as of November 6, 2001, between Ceridian
Corporation and The Bank of New York as Rights Agent, including the
Form of Rights Certificate as Exhibit B and the Summary of Rights to
Purchase Preferred Stock as Exhibit C (incorporated by reference from
Exhibit 4.1 to the Current Report on Form 8-K filed by Ceridian
Corporation on November 6, 2001).

4.2	Amendment to Rights Agreement, dated as of May 30, 2007, by and between Ceridian Corporation and The Bank of New York as Rights
Agent (incorporated by reference from Exhibit 4.2 to the Registration
Statement on Form 8-A/A filed by Ceridian Corporation on July 9, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

/s/ Gary M. Nelson
Gary M. Nelson
Executive Vice President, Chief Administrative Officer,
General Counsel and Secretary

Dated: July 9, 2007